Exhibit 99.2

are trademarks of MaxCyte, Inc. in the U.S.A. Driving the Next Generation of Cell-Based Therapies MaxCyte Corporate Presentation NASDAQ: MXCT August 2026 © 2026 MaxCyte, Inc. All Rights Reserved

Forward Looking Statement Disclaimer 2 © 2026 MaxCyte, Inc. All Rights Reserved Certain statements in this document (this “Presentation”) are, or may be deemed to be, forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding our expected potential future revenue. These statements about us and our industry involve substantial known and unknown risk, uncertainties and assumptions, that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. All statements other than statements of historical facts contained in this Presentation are forward-looking statements. The words "may," "might," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "expect," "estimate," "seek," "predict," "future," "project," "potential," "continue," "target" and similar words or expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this Presentation are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Presentation, including, without limitation, statements regarding the Company's future growth, results of operations, performance, future capital and other expenditures (including the amount, nature and sources of funding thereof), competitive advantages, business prospects and opportunities. These and other risks and uncertainties are described in greater detail in the section entitled "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2025, as well as discussions of potential risks, uncertainties, and other important factors in the other filings that we make with the Securities and Exchange Commission from time to time. These documents are available, without charge, on the Securities and Exchange Commission website and through the Investor Menu, Financials section under "SEC filings" on the Investors page of our website at http://investors.maxcyte.com. No statement in this Presentation is intended to be, or intended to be construed as, a profit forecast or profit estimate or to be interpreted to mean that earnings per Company share for the current or future financial years will necessarily match or exceed the historical earnings per Company share. As a result, no undue reliance should be placed on such statements. Any forward-looking statements represent our views only as of the date of this Presentation and should not be relied upon as representing our views as of any subsequent date. We explicitly disclaim any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. This Presentation contains Adjusted EBITDA, which is a non-GAAP measure defined as earnings before interest, taxes, depreciation, amortization, goodwill impairment and one-time restructuring charges. MaxCyte believes that Adjusted EBITDA provides useful information to management and investors relating to its results of operations. The company’s management uses these non-GAAP measures to compare the company’s performance to that of prior periods for trend analyses, and for budgeting and planning purposes. The company believes that the use of Adjusted EBITDA provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the company’s financial measures with other companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making. This Presentation also contains Non-GAAP Gross Margin, which we define as Gross Margin when excluding SPL program related revenue and reserves for excess and obsolete inventory. The Company believes that the use of Non-GAAP Gross Margin provides an additional tool to investors because it provides consistency and comparability with past financial performance, as Non-GAAP Gross Margin excludes non-core revenues and inventory reserves, which can vary significantly between periods and thus affect comparability. Management does not consider these Non-GAAP financial measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these Non-GAAP financial measures is that they exclude significant revenues and expenses that are required by GAAP to be recorded in the Company’s financial statements. Non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. A reconciliation table of Gross Margin, the most comparable GAAP financial measure to Non-GAAP Gross Margin, is included in the appendix of this Presentation. The Company urges investors to review the reconciliation and not to rely on any single financial measure to evaluate its business.

MaxCyte at a Glance

Our Mission

We power the future of cell and gene therapy with innovative, scalable cell engineering solutions that enable our customers to deliver advanced therapies to patients

29 SPL Customers +

1 Multi-Platform License Agreement

13

Clinical and Commercial Therapies Supported

Base-editing (CRISPR), CRISPR, ARCUS, RNA-Based Engineering, TALENS, Zinc Finger Nucleases (ZFNs)

- Genetic diseases, solid tumors, infectious disease, Hematological
- Malignancies, autoimmune disease

$33.0M 2025 Revenue

81% 2025 Non-GAAP Adjusted Gross Margins[2]

$142M

Cash & Cash Equivalents[1]

1. As of June 30, 2026
2. Excluding SPL Program-related revenue and reserves for excess and obsolete inventory. See appendix for reconciliation to GAAP gross margins

MaxCyte®

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© 2026 MaxCyte, Inc. All Rights Reserved

Cell and Gene Therapy Development

The engineering of cells to develop therapies addressing a host of human diseases with unmet medical needs



In-Vivo
Ex-Vivo
Cells Collected from Universal Donor or Patient
Cell Engineering (Electroporation)
Viral/Non-Viral Vector for delivery to Specific Organ Tissue
Patient
Cell Proliferation
Personalized Therapy Cryopreservation

Cell & Gene Therapy is one of the **fastest growing and most promising** treatment modalities

- ~2,130 active clinical trials focused on as of Dec 2025*
- Aggregate of $11.1B raised in 2025*
- Genetic diseases, solid tumors, infectious disease, hematological, and autoimmune
- 50 approved cell and gene therapies**

*Alliance for Regenerative Medicine ("ARM") as of Dec 2025
**FDA approved Cellular and Gene Therapy Products

MaxCyte®

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© 2026 MaxCyte, Inc. All Rights Reserved

Addressing the Challenges of Cell & Gene Therapy Development 5 © 2026 MaxCyte, Inc. All Rights Reserved Next-generation cell therapy programs have become increasingly complex requiring multiple edits Regulatory risk increases with new unknowns (donor cells, next-gen approaches, new indications) Vein-to-vein manufacturing times are high; optimizations needed to deliver medicines to patients faster Lack of industry standard for cell engineering process development causes costly and inconsistent manufacturing runs Many steps in the cell engineering process with lack of support or safety assessments before regulatory review

Large Opportunity in Ex-Vivo Cell and Gene Therapy

Ex-Vivo Cell & Gene Therapy TAM

Stage	Programs
Research & Discovery	**124 Programs** 82 Non-Viral Programs (66%)
Pre-Clinical	**383 Programs** 193 Non-Viral Programs (50%)
Clinical	**249 Programs** 84 Non-Viral Programs (34%)
Commercial	**10 Programs** 1 Non-Viral Program (10%)

MaxCyte # of Potential SPLs

201 Ex-Vivo Cell & Gene Therapy Biotechs

83 Non-Viral Ex-Vivo Cell & Gene Therapy Biotechs

Gene Editing Tools:

- ARCUS
- Base-editing (CRISPR)
- Prime-editing (CRISPR)
- CRISPR
- RNA-Based Engineering
- Transposon
- TALENS
- Zinc Finger Nucleases (ZFNs)

Source: MaxCyte Company Estimates for U.S. and EU Markets
Programs with undisclosed vector are assumed to be Viral and Non-Viral at the market concentration ratio of 53% to 47%, respectively

MaxCyte®

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© 2026 MaxCyte, Inc. All Rights Reserved

The Expert™ Platform Enabling Non-Viral Cell Engineering



Launched Q1-26

DTx™

Research & discovery 96-well platform

RUO

100 thousand to 10 million cells



ATx®

Small/mid-scale

RUO

75 thousand to 700 million cells



GTx®

Full scale

RUO/cGMP

75 thousand to 20 billion cells



STx®

Full scale

RUO

75 thousand to 20 billion cells



VLx®

Large Scale

RUO/cGMP

5 billion to 200 billion cells

Key Applications: *Ex-Vivo* Engineered Cell Therapies

Customer Base: Leading global cell therapy developers and academic translational centers

High Performance

- >90% transfection efficiencies (depending on cell type and molecule)
- >90% cell viabilities
- Computer-controlled system for reproducible results

Flexibility

- Single, fully-defined, animal component-free electroporation buffer for all cell types
- Pre-loaded library of validated, cell-specific protocols

Scalability – Ability to Transfect

- 75,000 to 7 million cells in seconds
- Up to 20 billion cells in less than 30 minutes
- And up to 200 billion cells in less than 30 minutes with the high scale VLx™

High Quality

- Sterile, single-use processing assemblies (PAs)
- Closed, cGMP-compliant, ISO-certified, and CE marked instruments
- Supported by US FDA Master File and global equivalents

Additional Electroporation Applications in Drug Discovery

Cell Based Assays – Produce assay-ready cells faster with scalable electroporation.

Gene Editing – Navigate the complexities of genome engineering with highly efficient delivery.

Viral Vector Production – Transfect adherent or suspension cells to produce a variety of viral vectors.

Antibody & Protein Production – Accelerate biotherapeutic development with transient expression for gram-scale protein production.

Vaccine Development – Innovate vaccine research with our adaptable platform for production of recombinant proteins, virus-like particles and more.

MaxCyte®

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© 2026 MaxCyte, Inc. All Rights Reserved

MaxCyte's Solutions Span Cell & Gene Engineering

Industry-leading, scalable Expert Electroporation Platform and best-in-class customer support



Discovery
Process Development
IND-enabling activities
IND-enabling study / Clinical
Commercial
Screening
Validation
Lead ID
Concept Discovery
Optimization
Verification
IND filing
BLA filing
DTx ATx STx
Instrument purchase & research scale
RUO
STx
Instrument purchase & full scale with flow EP
RUO
GTx
IND-enabling lease
GMP
GTx
Strategic platform license for clinical & commercial manufacturing
GMP
RUO: 25µL – 3.5mL on DTx
RUO: 25µL – 3.5mL on ATx
RUO: 25µL – 100mL on STx
GMP: 25µL – 100mL on GTx
21 CFR Part 11 Compliant
VLx
Strategic platform license for large allogeneic manufacturing
GMP: 25µL – 1L on VLx
21 CFR Part 11 Compliant
GMP

MaxCyte®

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© 2026 MaxCyte, Inc. All Rights Reserved

MaxCyte's Flow Electroporation® technology integrates efficiently within a closed cGMP cell therapy workflow


Cell Isolation & Expansion
CCBE
Electroporation
Cell Expansion
Cryopreservation
Process cells on different platforms
Wash media and exchange from different platforms to MaxCyte Buffer
Add loading agent (mRNA, pDNA, RNP…) and Electroporate
Infusion and cryopreservation

Seamlessly scale from initial cell therapy concept to commercialization

- Leverages the reversible permeability of the cell membrane in response to an electric charge
- **Universally delivers molecules,** such as nucleic acids, gene-editing tools and proteins, into cells
- **Agnostic to cell type, approach (auto/allo)** and/or gene manipulation technology
- Supported by a **robust intellectual property portfolio** (200+ patents granted in US and foreign jurisdictions and 100+ patents pending worldwide)
- Enables customers to use a **single platform from concept through to the clinic** in a GMP environment
- **>100 protocols** optimized through 25 years of research by experts in biophysics, biochemistry and cell biology

MaxCyte®
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© 2026 MaxCyte, Inc. All Rights Reserved

Development of *Ex Vivo* Cell Therapies Requires Highly Specialized Engineering Tools and Assays

Starting Cell Material

Pre-engineering analyses:

- Cell health determination
- Cell purity characterization
- Cell identity confirmation

Delivery Technologies

- Electroporation
- Lentivirus
- Adeno-associated virus
- Lipid nanoparticles

Engineering Tools

- CRISPR/Cas gene editing
- Transposase integration
- mRNA transient expression
- Stable DNA transduction

Engineered Cell Therapy

Post-engineering analyses:

- On-target editing confirmation
- Off-target editing risk assessment
- Cell functional assays
- Cell phenotype characterization

Engineering Strategies

✓ Single alteration vs. multiple alterations

✓ Integrating vs. non-integrating approaches

✓ Sequential engineering vs. simultaneous engineering

Developing engineering ex vivo cell therapies is highly complex

MaxCyte®

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© 2026 MaxCyte, Inc. All Rights Reserved

MaxCyte's Solutions are Uniquely Positioned to Support Cell Therapy Development

Optimization	MaxCyte technology allows plug and play processes with rapid optimization delivering reproducible outcomes and the ability to seamlessly scale up from pre-IND to the clinic and commercialization
Superior Results	Expert platform provides industry leading transfection efficiency & cell viability at high scale in 30 minutes or less, enabling manufacturers to quickly scale up production
Complex Engineering	Flow Electroporation technology facilitates multiplex and sequential engineering without the payload and capacity limitations of viral approaches
Regulatory Support	FDA Master File can be referenced in regulatory filings to accelerate and de-risk regulatory review
Scientific Support	23+[1] Field Application Scientists support our customers in their development process

1. As of December 31, 2025

MaxCyte®

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© 2026 MaxCyte, Inc. All Rights Reserved

MaxCyte's Platform Generates Recurring Revenue in Pre-Clinical, Clinical, and Commercial

Preclinical and Academic Revenue Model

Instrument Sale + **Single-use Disposables (PAs)**



DTx
ATx
STx
GTx
Full scale
RUO



Razor/Razor Blade Economics

Clinical and Commercial Revenue Model

Annual License Fee + **Single-use Disposables (PAs)**



GTx
Full scale
GMP



+ **Clinical Milestones and Commercial Royalties/Sales Based Payments**

Razor/Razor Blade Economics
+ Share of Therapeutic Economics

MaxCyte captures unique economic participation in customers success as a result of its proven technology and differentiated technical, scientific, and regulatory support

MaxCyte®
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© 2026 MaxCyte, Inc. All Rights Reserved

MaxCyte has an Active Portfolio of SPLs

- cGMP Compatible Platform
- FDA Master File and Technical Files
- Experienced FAS and sales support
- Leading know-how and engineering process improvement

29 SPL Partners[1]

11 SPL partners in research[3]

Allogene Therapeutics, be Biopharma, celularity, Intima Bioscience, invios Innovative Immuno-Oncology, Kite A Gilead Company, nkarta Therapeutics, Sana Biotechnology, editas Medicine, Myeloid, VOR Biopharma

7 SPL partners in preclinical

17 preclinical programs

Adicet Bio, anocca, curamys, Legend Biotech, Lyell Immunopharma, LG Chem, Lion TCR

11 SPL partners in clinical

12 clinical programs[2]

Beam Therapeutics, CRISPR Therapeutics, Kamau Therapeutics, Imugene, KSQ, Moonlight, prime medicine, TG Therapeutics, Vertex, Vittoria biotherapeutics, Wugen

1 Commercial Program

12 Active Clinical Programs Represents ~$110M of precommercial milestone potential
>$30M of milestone payments to date through SPL model

Updated as of August 2026

1. *Catamaran Bio and Walking Fish Therapeutics have ceased operations, resulting in 29 SPLs*
2. *Cleared INDs or Equivalent*
3. *Editas Medicine, Myeloid, and Vor Biopharma have announced their exit of the ex-vivo space*

MaxCyte

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© 2026 MaxCyte, Inc. All Rights Reserved

Typical MaxCyte SPL Economics


Instruments and Processing Assemblies
Milestones
Royalties & Sales-Based Payments
Commercial Phase
• Royalty and/or sales-based payments
• Annual instrument fees and disposable sales
Approval: Year 5+
• Multiple 7-figure milestones based on geographic region (e.g. US and Europe)
Mid-late Clinical: (Phase 2/3) Years 3-5+
• 7-figure milestone
• Increasing instrument and disposables usage
Early Clinical: (Phase 1/2) Years 1-3
• Mid 6-figure up to low 7-figure milestones
• 1-3+ instruments + disposables

Significant development milestones and high-value participation in future commercial success of partners

- Recurring revenues from lease of instruments and sales of single-use disposables
- Pre-commercial milestones in early clinical, mid-late clinical and product approval
- Royalites and Sales-based payments upon partner's product commercialization

MaxCyte®
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© 2026 MaxCyte, Inc. All Rights Reserved

Differentiated Commercial Relationships Expand Sales Funnel

MaxCyte grows its sales funnel by leading with scientific, technical, and regulatory expertise

Highly Technical Employees and Commercial Team

50 Advanced Degrees and 23 PhDs*

Customer relationships at early stages of cell & gene therapy development

Signed SPL

Field Application Scientists (FAS)

Unparalleled scientific support to customers

MaxCyte has a team of 23+ highly trained FAS*

Global teams providing scientific, technical, and regulatory expertise

Support academic and translational institutions, biotech companies, and pharma companies in discovery and pre-clinical

FAS works with prospective customers to optimize and implement cell engineering methods, processes, and applications

*Updated as of December 31, 2025

MaxCyte®
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© 2026 MaxCyte, Inc. All Rights Reserved

SPL Portfolio: 14 Active Clinical Trials

Partner	Program	Phase	Cell Approach	Cell Type	Disease Area
Vertex Pharmaceuticals	CASGEVY	Commercial	Autologous	HSCs	Beta-thalassemia
Vertex Pharmaceuticals	CASGEVY	Commercial	Autologous	HSCs	Sickle cell disease
Wugen	WU-CART-007	Pivotal	Allogeneic	T-Cells	T Cell Lymphoma
Undisclosed Partner A	-	Pivotal	Undisclosed	Undisclosed	Undisclosed
CRISPR Therapeutics	CTX112	1/2	Allogeneic	T-Cells	Hematological Malignancies
CRISPR Therapeutics	CTX112	1/2	Allogeneic	T-Cells	Autoimmune Disease
Imugene	Azer-cel	1/2	Allogeneic	T-Cells	Hematological Malignancies
Kamau Therapeutics	Nula-Cel	1/2	Autologous	HSCs	Sickle Cell Disease
KSQ Therapeutics	KSQ-001EX	1/2	Autologous	TILs	Advanced Solid Tumors
KSQ Therapeutics	KSQ-004EX	1/2	Autologous	TILs	Advanced Solid Tumors
TG Therapeutics	Azer-cel	1	Allogeneic	T-Cells	Multiple Sclerosis
Vittoria Biotherapeutics	VIPER-101	1	Autologous	T-Cells	T-Cell Lymphoma
Undisclosed Partner B	-	1	Undisclosed	Undisclosed	Undisclosed
Undisclosed Partner C	-	1	Undisclosed	Undisclosed	Undisclosed

As of June 2026 / Includes with SPL Programs with multiple Clinical Trials for different indications

MaxCyte®

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© 2026 MaxCyte, Inc. All Rights Reserved

SPL Case Study: CASGEVY®

CASGEVY® for Sickle Cell Disease (SCD) and for Transfusion-Dependent Beta-Thalassemia (TDT) (2023 and 2024)

CASGEVY®

2013 – MaxCyte supports Inception Genomics
(Changed name to CRISPR Therapeutics AG in 2014)
- Support for programs in research

2018 – Vertex/CRISPR achieves IND Milestone

Sept 28, 2022 – MaxCyte Signs SPL with Vertex to advance Exa-cel
- Vertex obtains non-exclusive clinical and commercial rights to use MaxCyte's Expert platform

2021 – Vertex initiated Pivotal Trial for CASGEVY®

Nov 15, 2023 – UK MHRA Approves CASGEVY®
(for treatment of SCD and TDT)

Dec 8, 2023 – FDA Approves CASGEVY®
(for treatment of SCD)

Jan 9, 2024 – SFDA Approves CASGEVY®
(for treatment of SCD and TDT)

Jan 16, 2024 – FDA Approves CASGEVY®
(for treatment of TDT)

Feb 12, 2024 – European Commission Approves CASGEVY®
(for treatment of SCD and TDT)

MaxCyte®

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© 2026 MaxCyte, Inc. All Rights Reserved

MaxCyte Supports the Future of Cell & Gene Therapies 18 © 2026 MaxCyte, Inc. All Rights Reserved WAVE 1 1 Approved Product WAVE 2 5 Product Candidates WAVE 3 7 Product Candidates WAVE 4 17 Product Candidates Vertex/ CRISPR CASGEVY® Approved 2023 US FDA, European Commission & Additional Regulatory Bodies Launch Potential: 2027 – 2028 5 products set to enter pivotal studies in next 6 to 18 months Launch Potential: 2028 + 7 products currently in Phase 1 Launch Potential: 2032 + 17 products in preclinical development Source: Evaluate Pharma, Broker Estimates and MaxCyte Internal Estimates as of June 2026 MaxCyte’s supports a diverse portfolio of product candidates with significant development milestone and commercial royalty potential

Genentech Partnership

Multi-Platform Technology License Partnership

An enterprise-level relationship providing Genentech access to MaxCyte's ExPERT™ GTx® platform and additional platform technologies across research, clinical development, and commercial manufacturing workflows

Enterprise Framework

Structured to support Genentech's cell therapy portfolio under a single relationship — not on a product-by-product basis

Platform Access

ExPERT™ GTx® plus complementary technologies spanning non-viral cell engineering and analytical assessment

Full Lifecycle

Integrated support for ex vivo cell engineering from early discovery through cGMP manufacturing

Portfolio Scale

Enables broad platform adoption across multiple development programs rather than individual assets

MaxCyte is Supporting Genentech's Active Cell & Gene Therapy Portfolio

MaxCyte®
© 2026 MaxCyte, Inc. All Rights Reserved

An Expanding Partnering Model for Large Pharma Enterprise partnerships complement MaxCyte's Strategic Platform License (SPL) model Strategic Platform License (SPL) Product-by-product Non-exclusive license to ExPERTTM platform for biotechs developing individual therapeutic programs An attractive solution for biotechnology customers developing individual programs Annual license fees and milestones in clinical development, plus royalties on net sales at commercialization Enterprise Partnership (Example: Genentech) Portfolio-wide Enterprise-level relationship designed to support a pharma’s cell therapy portfolio (access to EXPERTTM platform & analytical assessment services) An additional commercial model that expands MaxCyte’s addressable market among large pharma organizations © 2026 MaxCyte, Inc. All Rights Reserved Recurring license and platform-access revenue with earlier monetization, milestone opportunities, and risk-adjusted economics comparable to an SPL The enterprise model expands MaxCyte’s commercial toolkit while preserving the value proposition of the existing SPL portfolio

MaxCyte's Roadmap to Becoming a Premier Cell Engineering Solutions Providers

MaxCyte®
Electroporation technology provider

Organic and Inorganic Investment

- Product Development
- Licensing Deals
- Acquisitions
- Distribution Deals

MaxCyte®
Comprehensive cell engineering solutions

Cell engineering risk assessment

SeQure DX

Gene Editing Tools
Over $1.25b market

- Key markets addressed: *in vivo* and *ex vivo* cell therapy
- Other key markets addressed: Agbio, bioprocessing, research and discovery tools

Genetic Payloads
(i.e. gene insertion/expression)
Over $6.0b market

- Key markets addressed: *in vivo* and *ex vivo* cell therapy
- Other key markets addressed: vaccines, bioprocessing, research and discovery tools

Other Biological Delivery
Over $4.0b market

- Key markets addressed: *in vivo* and *ex vivo* cell therapy
- Other key markets addressed: vaccines, bioprocessing, research and discovery tools

Source: Internal analysis

MaxCyte®
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© 2026 MaxCyte, Inc. All Rights Reserved

SeQureDX Editing Assessment Services Strategy

MaxCyte provides ex-vivo and in-vivo developers with best-in-class on-target and off-target risk assessment services

Discovery

Screening

Use Cases: candidate guide screening, guide RNA selection

BENEFITS

Guide Screening
- ✓ Rapid turnaround time
- ✓ Comprehensive report
- ✓ Minimize risk from variation at on-target locus

Guide RNA Selection
- ✓ Low-cost per guide
- ✓ Evaluate multiple guides
- ✓ Reduce program risk through early profiling and selection

Pre-Clinical Development and IND-Enabling Studies

Nomination

Use Cases: Off-target risk assessment, guide RNA selection, IND filings

- ✓ Highly sensitive
- ✓ Universal for all editors
- ✓ Population-scale variant assessment
- ✓ Multiple orthogonal methods
- ✓ Variant effect prediction
- ✓ GLP-grade

Confirmation

Use Cases: Cellular Editing Assessment, IND filings

- ✓ Sensitive detection methods
- ✓ Relevant cell types
- ✓ On- and off-target analysis
- ✓ Biologic impact assessment
- ✓ GLP-grade

- ✓ Increases program likelihood of success
- ✓ Decreases risk of unexpected costs or program delays
- ✓ Aligns with most recent FDA guidance for gene edited therapies
- ✓ Quicker time to clinic and safer therapies

MaxCyte®
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© 2026 MaxCyte, Inc. All Rights Reserved

23 © 2026 MaxCyte, Inc. All Rights Reserved Financial Summary $2.1 $1.8 $3.1 $2.3 $2.6 $1.8 $0.1 $0.3 $0.3 $0.3 2Q25 2Q26 Core Revenue: (21%) Decline $7.1 $6.8 $14.0 $11.9 $10.3 $8.9 $1.1 $1.2 $6.1 $3.4 2024 2025 Core Revenue: (9%) Decline 1. Excluding SPL Program-related revenue and reserves for excess and obsolete inventory. See appendix for reconciliation to GAAP gross margins Financial Highlights (As of June 30, 2026) 77% Non-GAAP adjusted Gross Margin1 46% Core revenue generated from SPL partners as a % of core revenue 899 Total Installed Base of Instruments (sold or licensed) $142 million Total cash, cash equivalents, and investments Total Annual Revenue (millions) Core Revenue Total Quarterly Revenue (millions) Core Revenue $38.6 $33.0 $7.3 $8.5 $0.3 $0.8 $0.8

Financial Summary 24 © 2026 MaxCyte, Inc. All Rights Reserved In millions, except percentages 2024 2025 YTD 2026 Total Core Revenue $32.5 $29.6 $12.7 y/y growth 9% (9%) (23%) SPL-Program Related Revenue $6.1 $3.4 $4.2 y/y growth (47%) (44%) 71% Total Revenue $38.6 $33.0 $16.9 y/y growth (6%) (15%) (10%) Gross Profit $31.5 $26.8 $13.7 Gross Margin % 82% 81% 81% Non-GAAP Adjusted Gross Margin %1 84% 81% 77% Operating Expenses $82.7 $78.7 $30.1 Net Income (Loss) ($41.1) ($44.6) ($13.6) EBITDA2 ($47.6) ($46.9) ($14.4) Full Year Ended December 31, 1. Excluding SPL Program-related revenue and reserves for excess and obsolete inventory. See appendix for reconciliation to GAAP gross margins 2. See appendix for Unaudited Reconciliation of Net Loss to EBITDA 6 months

Disciplined Management is Committed to Growth Investment and Efficient Spending

MaxCyte is well capitalized and funded to **achieve profitability with existing capital**

Organic investment in new products and product enhancements	**Inorganic investment** to solve critical pain points in Cell & Gene Therapy
Alignment of spending and resources to growth areas	**Realize operating leverage** on existing cost base
Reduction of annual cash burn excluding one-time and non-cash items	**Healthy balance sheet** ~$142M of cash, cash equivalents, and investments[1]

1. As of June 30, 2026

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© 2026 MaxCyte, Inc. All Rights Reserved

All other trademarks are the property of their respective owners. ©2025 MaxCyte, Inc. All rights reserved. For a complete list of MaxCyte trademarks in the United States and other countries, please visit maxcyte.com/trademarks. Thank you! Any questions? ir@maxcyte.com 26 © 2026 MaxCyte, Inc. All Rights Reserved

Appendix – Historical Core Business Disclosure 27 © 2026 MaxCyte, Inc. All Rights Reserved 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 2Q’24 3Q’24 4Q’24 1Q’25 2Q’25 3Q’25 4Q’25 1Q’26 2Q’26 (in $ thousands) Instrument 2,697 2,575 3,705 2,189 2,126 1,672 2,330 1,928 1,762 1,764 1,629 1,444 2,141 1,376 1,841 1,346 1,761 PAs 4,114 4,350 3,721 2,600 3,293 2,226 2,163 3,432 2,974 3,432 4,169 3,871 3,128 2,577 2,312 2,293 2,337 Licenses 2,622 2,736 2,813 2,809 2,667 2,444 2,406 2,604 2,610 2,528 2,554 2,531 2,619 1,803 1,993 2,097 1,822 Assay service - - - - - - - - - - - 142 51 248 335 188 245 Other 171 227 331 174 203 258 263 224 229 416 258 255 259 402 274 294 338 Total Core Revenue 9,604 9,889 10,570 7,772 8,289 6,600 7,162 8,188 7,575 8,140 8,610 8,243 8,198 6,406 6,755 6,218 6,503 Installed base of instruments (sold or leased) 546 575 616 633 654 664 683 708 723 739 760 787 814 830 857 877 899 Core Revenue Generated by SPL Clients as a % of Core Revenue 47% 40% 34% 52% 49% 45% 45% 53% 51% 53% 55% 57% 42% 53% 36% 44% 46%

Appendix – Unaudited Reconciliation of Gross Margin to Non-GAAP Adjusted Gross Margin 28 © 2026 MaxCyte, Inc. All Rights Reserved 1. Adjustments include the exclusion of SPL program related revenue from Revenue, and the exclusion of reserves for excess and obsolete inventory from Cost of Goods Sold. Unaudited Reconciliation of Gross Margin to Non-GAAP Adjusted Gross Margin (in thousands, except for percentages) (Unaudited) Three months ended June 30, 2026 Three months ended June 30, 2025 GAAP Adjustments Non-GAAP GAAP Adjustments Non-GAAP Revenue $ 7,271 $ (768) $ 6,503 $ 8,507 $ (309) $ 8,198 Cost of Goods Sold 1,675 (182) 1,493 1,519 (100) 1,419 Gross Margin 5,596 (586) 5,010 6,988 (209) 6,779 Gross Margin % 77% 77% 82% 83% Six months ended June 30, 2026 Six months ended June 30, 2025 GAAP Adjustments Non-GAAP GAAP Adjustments Non-GAAP Revenue $ 16,922 $ (4,201) $ 12,721 $ 18,897 $ (2,456) $ 16,441 Cost of Goods Sold 3,244 (379) 2,865 3,016 (165) 2,851 Gross Margin 13,678 (3,822) 9,856 15,881 (2,291) 13,590 Gross Margin % 81% 77% 84% 83%

Appendix – Unaudited Reconciliation of Net Loss to Adjusted EBITDA 29 © 2026 MaxCyte, Inc. All Rights Reserved Unaudited Reconciliation of Net Loss to Adjusted EBITDA (in thousands) (Unaudited) Three Months Ended June 30, Six Months Ended June 30, 2026 2025 2026 2025 Net loss $ (8,874) $ (12,357) $ (13,624) $ (22,618) Depreciation and amortization expense 978 1,100 2,025 2,196 Interest income (1,358) (1,870) (2,793) (3,904) Income taxes — — — — EBITDA $ (9,254) $ (13,127) $ (14,392) $ (24,326)